UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 14, 2006

Wal-Mart Stores, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 14, 2006, Wal-Mart Stores, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its definitive proxy statement (the “Proxy Statement”) relating to its Annual Shareholders’ Meeting to be held on June 2, 2006 (the “Annual Meeting”). The Company also issued a press release on April 14, 2006, announcing that Aida M. Alvarez and James I. Cash, Jr., who are not currently directors of the Company, are nominees for election as directors of the Company at the Annual Meeting and that José H. Villarreal, J. Paul Reason, and John D. Opie, who are currently directors of the Company, will not stand for re-election at the Annual Meeting. A copy of the Press Release is attached hereto as Exhibit 99.1 and the text thereof is incorporated by reference herein.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 14, 2006

WAL-MART STORES, INC.

By:	/s/ Jeffrey J. Gearhart
	Name:	Jeffrey J. Gearhart
	Title:	Vice President and General Counsel, Corporate Division

3